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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of PeopleSoft, Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on his knowledge:

      - the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2003 fully complies with the requirements of
            Section 13(a) of the Securities Exchange Act of 1934; and

      - the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  November 13, 2003


/s/ CRAIG A. CONWAY
-------------------------
Craig A. Conway

President and Chief Executive Officer
PeopleSoft, Inc.


/s/ KEVIN T. PARKER
------------------------
Kevin T. Parker
Executive Vice President,
Finance and Administration,
Chief Financial Officer
PeopleSoft, Inc.